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                                                                 EXHIBIT 10.24


                   AMENDMENT dated as of February 10, 1994, among BAYOU STEEL CORPORATION, a Delaware corporation (the "Borrower"), BAYOU STEEL SCRAP CORPORATION, a Delaware corporation ("Bayou Scrap"), RIVER ROAD REALTY CORPORATION, a Louisiana corporation ("River Road" and together with Bayou Scrap, the "Subsidiary Guarantors"), the Lenders named in the Credit Agreement (as defined below) (the "Lenders"), CHEMICAL BANK, a New York banking corporation, as Agent for the Lenders under the Credit Agreement (in such capacity, the "Agent") and CHEMICAL BANK, as issuing bank for letters of credit issued under the Credit Agreement (in such capacity, the "Issuing Bank").


         A. The Borrower, the Lenders, the Agent and the Issuing Bank are parties to a Credit Agreement dated as of June 28, 1989, as amended and restated through November 23, 1993 (as amended by and together with this Amendment, the "Credit Agreement"), pursuant to which the Lenders have agreed, pursuant to the terms and subject to the conditions set forth therein, to extend credit to the Borrower. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement as amended pursuant to Section 1 hereof.


         B. The Borrower is contemplating incurring Indebtedness pursuant to the First Mortgage Financing.


         C. In connection with the First Mortgage Financing, the Borrower has requested that the Lenders amend the Credit Agreement as provided herein.
The Lenders are willing to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.


         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


         Section 1.  Amendment to Section 1.01.
                     -------------------------
(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the term "Consolidated Cash Flow Available for Fixed Charges" and substituting in lieu thereof the term











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"EBITDA" and the definition of EBITDA shall be placed in its correct alphabetical order therein. Furthermore, all references to the term "Consolidated Cash Flow Available for Fixed Charges" throughout the Credit Agreement shall be deemed references to the term "EBITDA".

         (b) The definition of "Intercreditor Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting the term "Exhibit H" therein and substituting in lieu thereof the term "Exhibit G".

         (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of the term "Obligations" in its appropriate alphabetical order therein:

         "Obligations" shall mean (i) the due and punctual payment by the
          -----------
     Borrower of (A) the principal of and interest on each Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations of the Borrower under this Agreement and the Security Agreement to which it is a party, in each case whether now or hereafter incurred, due or to become due and direct or contingent, (ii) the due and punctual performance of all other obligations of the Borrower under this Agreement (iii) the due and punctual performance of all the obligations hereunder of the Guarantors and (iv) the due and punctual performance of all the obligations of all the Grantors (as defined in the Security Agreement) under the Security Agreement.

         SECTION 2.  Amendment to Section 7.01(i). Section 7.01(i) of the
                     ----------------------------
Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (i) Indebtedness issued in connection with the First Mortgage Financing including any subsidiary guarantees guaranteeing any portion of such Indebtedness, provided that (i) such Indebtedness is issued on terms and conditions substantially the same as those disclosed to the Lenders prior to the execution of this Agreement (or other terms and conditions approved by the Required Lenders) and (ii) the trustee or other person acting as security representative in respect of collateral securing the First Mortgage Financings entered into an intercreditor
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     agreement with the Agent substantially in the form of the Intercreditor
     Agreement.

         SECTION 3. Amendment to Section 7.02.
                    -------------------------
         (a) Section 7.02(a) of the Credit Agreement is hereby amended by deleting the reference to clause "(l)" in the provision therein and substituting in lieu thereof a reference to clause "(m)".

         (b) Section 7.02(m) is hereby amended by deleting the phrase ", including, without limitation, Liens granted under the First Mortgage Indenture on assets previously subject to the Lien of the Senior Secured Indenture; and deleting the word "and" at the end thereof and substituting in lieu thereof a semi-colon.

         (c) Section 7.02(n) is hereby amended by deleting the "." at the end thereof and substituting "; and" in lieu thereof.

         (d) Section 7.02 of the Credit Agreement is hereby amended by adding the following clause (o) at the end thereof:

               (o) Liens granted by the Borrower or any of its Subsidiaries with respect to the First Mortgage Financings or the subsidiary guarantees executed in connection therewith, as the case may be, on real property or personal property other than Accounts Receivable and Inventory as such terms are defined in the Intercreditor Agreement.

         SECTION 4.  Amendment To The Credit Agreement. The Credit Agreement
                     ---------------------------------
is hereby amended by adding the following Article XI immediately following
Section 10.16 therein:

     ARTICLE XI.  GUARANTEE

         Each of Bayou Scrap and River Road unconditionally guarantees, as a principal obligor and not merely as a surety, the due and punctual payment of all monetary Obligations and the due and punctual performance of all other Obligations (other than, in each case, its own Obligations). Each of Bayou Scrap and River Road further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further

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     assent from it, and that it will remain bound upon the provisions of this
     Article XI notwithstanding any extension or renewal of any Obligation.

         Each of Bayou Scrap and River Road waives presentation to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of the guarantee set forth in this
     Article XI and notice of protest for nonpayment. The obligations of Bayou Scrap and River Road hereunder shall not be affected by (a) the failure of the Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement, any guarantee or any other Loan Document;
     (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any Guarantee, any other Loan Document or any other agreement;
     (d) the release of any security held by the Collateral Agent or any Lender for the Obligations owed to any of them; or (e) the failure of the Agent, the Issuing Bank or any Lender to exercise any right or remedy against any other guarantor of the Obligations.

         Each of Bayou Scrap and River Road further agrees that the guarantee set forth in this Article XI constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Agent, the Issuing Bank or any Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent, the Issuing Bank or any Lender in favor of the Borrower or any other Person.

         The obligations of Bayou Scrap and River Road hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of Bayou Scrap and River Road hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent, the











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     Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other Loan Document, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations or by any other act or omission which may or might in any manner or to any extent vary the risk of Bayou Scrap or River Road or would otherwise operate as a discharge of Bayou Scrap or River Road as a matter of law or equity.

         Each of Bayou Scrap and River Road further agrees that this guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment by the Borrower, Bayou Scrap or River Road to the Agent, the Issuing Bank or any Lender, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Agent, the Issuing Bank or any Lender or the holder of any Obligation upon the bankruptcy or reorganization of the Borrower or any Borrowing Subsidiary or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which the Agent, the Issuing Bank or any Lender may have at law or in equity against either Bayou Scrap or River Road by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of Bayou Scrap and River Road hereby promises to and will, upon receipt of written demand by the Agent, promptly pay, or cause to be paid, to the Agent in cash the amount of such unpaid Obligations, and thereupon the Agent shall assign, in any reasonable manner, the amount of the Obligations paid by either Bayou Scrap or River Road pursuant to this guarantee to either Bayou Scrap or River Road, as the case may be, such assignment to be pro tanto to the
                                                           --- -----
     extent to which the Obligations in question were discharged by either Bayou Scrap or River Road, as the case may be, or make such other disposition thereof as either Bayou Scrap or River Road, as the case may be, shall direct (all without recourse to the Agent, the Issuing Bank or any Lender and without any representation or warranty by the Agent, the Issuing Bank or any Lender).
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         Upon payment by either Bayou Scrap or River Road, as the case may be of any sums to the Agent as provided above, all rights of either Bayou Scrap or River Road, as the case may be, against the Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Agent, the Issuing Bank and the Lenders.

         SECTION 5.  Representations and Warranties. The Borrower and the
                     ------------------------------
Subsidiary Guarantors hereby represent and warrant to each Lender, as of the date hereof, that:

         (a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and each of this Agreement and the Credit Agreement constitutes a legal, valid and binding obligation of the Borrower and each of the Subsidiary Guarantors, enforceable in accordance with its terms.

         (b) The representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on as of the date hereof, as applicable, after giving effect to this Amendment.

         (c) No Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default has occurred and is continuing.

         SECTION 6.  Effectiveness. This Amendment shall become effective upon
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receipt by the Agent of counterparts hereof signed by the Borrower, the
Subsidiary Guarantors and the Lenders, or in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent of a telecopy of a counterpart hereof executed by such party.

         SECTION 7.  Miscellaneous. (a) This Amendment constitutes the entire
                     -------------
agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         (b) Section headings used herein are for convenience of reference only and are not to affect the
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construction of, or to be taken into consideration in interpreting, this
Amendment.

         (c) This Amendment shall be construed in accordance with and governed by the law of the State of New York.

         (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall incur.

         (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

         (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar

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import shall, unless the context otherwise requires, refer to the Credit
Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                        BAYOU STEEL CORPORATION,

                                          by
                                            ---------------------------


                                        CHEMICAL BANK, individually
                                        and as agent,

                                          by
                                            ---------------------------


                                        INTERNATIONALE NEDERLANDEN
                                        (U.S.) CAPITAL CORPORATION,

                                          by
                                            ---------------------------


                                        For purposes of SECTION 4
                                        hereof only,

                                        BAYOU SCRAP STEEL CORPORATION,

                                          by
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                                        RIVER ROAD REALTY CORPORATION,

                                          by
                                            ---------------------------